FEDERATED INTERNATIONAL SMALL COMPANY FUND
(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 1999

Please delete the text under the section entitled, "THE FUND'S PORTFOLIO MANAGERS ARE:" on page 16 of the prospectus and insert the following:

     "Leonardo A. Vila has been the Fund's portfolio manager since July 1999. Mr. Vila joined Federated in 1995 as a Quantitative Analyst. He served as an Assistant Vice President of the Fund's Adviser from January 1998 to July 1999; in April 1998 he was named a Senior Investment Analyst. He was named a Portfolio Manager and a Vice President of the Adviser in July 1999. From April 1994 to September 1995, Mr. Vila was an Equity Research Manager with the American Stock Exchange. Mr. Vila earned his M.B.A. with an emphasis in quantitative research from St. John's University.

     Drew J. Collins has been the Fund's portfolio manager since its inception. He is Vice President of the Corporation. Mr. Collins joined Federated in 1995 as a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

     Henry A. Frantzen has been the Fund's portfolio manager since its inception. Mr. Frantzen joined Federated in 1995 as a Senior Portfolio Manager and an Executive Vice President of the Fund's Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.

     The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which totaled approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers."

                                                                   July 31, 1999

Cusip 981487838
Cusip 981487820
Cusip 981487812
G01743-05 (7/99)